Exhibit 10.1

EXECUTION VERSION

CONSENT AND THIRD AMENDMENT TO THIRD AMENDED AND RESTATED SENIOR SECURED CREDIT FACILITY

THIS CONSENT AND THIRD AMENDMENT TO THIRD AMENDED AND RESTATED SENIOR SECURED CREDIT FACILITY (this “Agreement”) is dated as of June 1, 2019, among TRANSMONTAIGNE OPERATING COMPANY L.P. (the “Borrower”), each of the Lenders (as defined below) party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (the “Agent”).

W I T N E S S E T H  :

WHEREAS, the Borrower, certain banks and other lenders party thereto (the “Lenders”), and the Agent executed and delivered that certain Third Amended and Restated Senior Secured Credit Facility dated as of March 13, 2017, as amended by that certain First Amendment to Third Amended and Restated Senior Secured Credit Facility dated as of December 14, 2017, and by that certain Second Amendment to Third Amended and Restated Senior Secured Credit Facility dated as of February 26, 2019 (as further amended, restated, modified, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, reference is made to that certain Contribution Agreement, dated as of June 1, 2019 (the “Contribution Agreement”), by and among TLP Finance Holdings, LLC, a Delaware limited liability company (the “Transferor”), TransMontaigne Partners LLC, and the Borrower, pursuant to which the Transferor is indirectly contributing all of its limited liability company interests of TLP Management Services LLC, a Delaware limited liability company (“TLP Management Services”), to the Borrower (such transaction, the “Transaction”).  Immediately upon consummation of the Transaction, and as a result thereof, TLP Management Services will be a wholly-owned, direct Subsidiary of the Borrower.

WHEREAS, the Borrower has requested that the Agent and the Lenders party hereto (constituting Required Lenders) (i) consent to the Borrower’s entry into the Contribution Agreement, which entry is prohibited by Section 9.8 of the Credit Agreement and (ii) otherwise modify certain provisions of the Credit Agreement to account for the consummation and effectiveness of the Transaction; and

WHEREAS, the Agent and the Required Lenders are willing to grant the requested consent and modifications set forth herein, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, each of the parties hereto hereby covenant and agree as follows:

1.         Definitions.  Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.  Each reference to “hereof,” “hereunder,” “herein,” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall from and after the Third Amendment Effective Date refer to the Credit Agreement as amended hereby.

2.         Limited Consent.  Pursuant to Section 9.8 of the Credit Agreement, the Borrower is not permitted to enter into any transaction with, including, without limitation, the purchase, sale or exchange of property or the rendering of any service or the payment of any management, advisory or similar fees to, any Subsidiary or Affiliate of any Credit Party (other than another Credit Party), subject to certain exceptions set forth therein.  Subject to the satisfaction of the conditions precedent set forth in Section 4 below and the other limitations contained herein and notwithstanding anything in Section 9.8 of the Credit Agreement to the contrary, the Agent and the Required Lenders, pursuant to Section 14.9 of the Credit Agreement, hereby consent to the execution by the Borrower of the Contribution Agreement and entry by the Borrower into the Transaction.

3.         Amendments to Credit Agreement.  Upon the Third Amendment Effective Date and pursuant to Section 14.9 of the Credit Agreement:

(a)        The definition of “Omnibus Agreement” in Section 1.1 of the Credit Agreement is hereby deleted in its entirety.

(b)        The definition of “Permitted Restricted Payment” in Section 1.1 of the Credit Agreement is hereby amended by amending and restating clause (c) thereof in its entirety as follows:

“(c) other Restricted Payments made to Partners that are necessary to enable Partners to pay its expenses incurred in the ordinary course of business, including professional expenses, directors fees, and transactional expenses incurred in connection with a Permitted Acquisition, and”

(c)        Section 5.1(f) of the Credit Agreement is hereby amended by deleting the text “and the Omnibus Agreement”.

(d)        Section 6.29 of the Credit Agreement is hereby amended by deleting the text “the Omnibus Agreement,”.

(e)        Section 9.8 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“9.8       No Affiliate Transactions.

Enter into any transaction with, including, without limitation, the purchase, sale or exchange of property or the rendering of any service or the payment of any management, advisory or similar fees to, any Subsidiary or Affiliate of any Credit Party (other than another Credit Party) except (a) in the ordinary course of such Credit Party’s or Restricted Subsidiaries’ business and upon fair and reasonable terms no less favorable to such Credit Party or Restricted Subsidiary than could be obtained in a comparable arm’s-length transaction with an unaffiliated Person, (b) as permitted under Section 9.6, (c) Guarantees of any Joint Venture permitted under clause (h) of the definition of Permitted Investments, (d) employment and severance arrangements (including equity incentive plans and employee benefit plans and arrangements) with their respective officers and employees in the ordinary course of business, (e) payment of customary fees and reasonable out of pocket costs to, and indemnities for the benefit of, directors, officers and employees of the Credit Parties and their Subsidiaries in the ordinary course of business to the extent attributable to the ownership or operation of the Credit Parties and their Restricted Subsidiaries, (f) the payment of fees and expenses with respect to the consummation of this Credit Agreement, (g) transactions with any Joint Venture which, when considered together with all other transactions between such Credit Party or Restricted Subsidiary, on the one hand, and the applicable Joint Venture, on the other hand, are upon fair and reasonable terms no less favorable to such Credit Party or Restricted Subsidiary than could be obtained in a comparable arm’s-length transaction with an unaffiliated Person, (h) transactions approved by the conflicts committee of the board of directors (or comparable governing body) of Partners as being fair to the applicable Credit Party or Restricted Subsidiary, and (i) transactions that do not require or result in the Credit Parties’ making payments, transferring assets, or incurring liabilities (including, without limitation, contingent liabilities) in an amount in excess of $500,000 per transaction per fiscal year.”

(f)        Section 9.16 of the Credit Agreement is hereby amended by deleting the text “the Omnibus Agreement,”.

(g)        Section 11.1 of the Credit Agreement is hereby amended by amending and restating clause (m) thereof in its entirety as follows:

“(m)     any event of default on the part of a Credit Party shall have occurred under any Specified Contract to which any Credit Party is a party, or any Specified Contract is terminated in whole or in part, if such event of default or termination would reasonably be expected to result in a Material Adverse Effect after taking into account any replacement therefor.”

(h)        A new Section 14.27 is hereby inserted into the Credit Agreement as follows:

“Section 14.27.  Acknowledgement Regarding Any Supported QFCs.  To the extent that the Credit Documents provide support, through a guarantee or otherwise, for any Swap Obligations or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Credit Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)        In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC

Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States.  In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Credit Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Credit Documents were governed by the laws of the United States or a state of the United States.  Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)        As used in this Section 14.27, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following:  (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).”

4.         Conditions Precedent. This Agreement shall become effective only upon satisfaction of each of the following conditions precedent (the date of such satisfaction, the “Third Amendment Effective Date”):

(a)        The Agent shall have received each of the following, each in form and substance reasonably satisfactory to the Agent:

(i)         counterparts of this Agreement duly executed by the Borrower, the Required Lenders, and the Agent;

(ii)       counterparts of the Consent and Reaffirmation of the Guarantors attached hereto duly executed by each of the Guarantors;

(iii)      a duly executed certificate of the Borrower stating that the Borrower is in compliance with the covenants set forth in Sections 8.1 through 8.3 of the Credit Agreement with respect to the covenant levels at the time of the most recent Compliance Certificate, in each case, immediately before and after giving pro forma effect to the Transaction and attaching calculations demonstrating such compliance;

(iv)       an executed copy of the Contribution Agreement; and

(v)        (A) an executed copy of Amendment No. 3 (the “TopCo Credit Agreement Amendment”) to that certain Senior Secured Credit Facility, dated as of November 25, 2018 (the “TopCo Credit Facility”), among the Transferor, as borrower, the financial institutions from time to time party thereto, as lenders, and the other parties thereto, and all conditions precedent to the TopCo Credit Agreement Amendment shall have been met or waived in accordance with the terms thereof and (B) evidence that all security interests arising pursuant to the TopCo Credit Facility or any security agreement, pledge agreement or other agreement related thereto in the equity interests of TLP Management Services and its Subsidiaries and any of their other assets and property, real or personal, tangible or intangible, shall have been terminated and released.

(b)        the Borrower shall have paid to the Agent all fees and expenses due and payable under the Credit Agreement (including the fees of counsel to the extent invoiced at least one (1) Business Day prior to the Third Amendment Effective Date) and in connection with this Agreement.

5.         Limitation; Effect of Agreement.  Any foregoing consent is only effective in the specific instances and for the specific purposes for which it is given and shall not be effective for any other purpose, and no provision of the Credit Agreement or any other Credit Document is amended or waived in any way other than as provided herein.  Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Credit Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding, and enforceable obligations of the Borrower and the other Credit Parties party thereto.

6.         No Novation or Mutual Departure.  The Borrower expressly acknowledges and agrees that (i) there has not been, and this Agreement does not constitute or establish, a novation with respect to the Credit Agreement or any of the Credit Documents, or a mutual departure from the strict terms, provisions, and conditions thereof other than with respect to the consent and amendments in Sections 2 and 3 above, and (ii) nothing in this Agreement shall affect or limit the Agent’s or any Lender’s right to demand payment of liabilities owing from the Borrower or any other Credit Party to the Agent and the Lenders under, or to demand strict performance of the terms, provisions and conditions of, the Credit Agreement and the other Credit Documents, to exercise any and all rights, powers and remedies under the Credit Agreement or the other Credit Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default under the Credit Agreement or the other Credit Documents.

7.         Ratification and Restatement.  The Borrower hereby (i) restates, ratifies, and reaffirms each and every term, covenant, and condition set forth in the Credit Agreement and the other Credit Documents to which it is a party, as of the date hereof and the Third Amendment Effective Date, in each case, after giving effect to the Transaction and the terms hereof and (ii) restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Credit Documents as fully as if made on the date hereof and the Third Amendment Effective Date and with specific reference to this Agreement and any other Credit Documents executed or delivered in connection herewith (except with respect to representations and warranties made as of an expressed date, in which case such representations and warranties shall be true and correct as of such date).  This Agreement constitutes a Credit Document.

8.         No Default.  To induce the Agent and the Lenders to enter into this Agreement and to continue to make advances pursuant to the Credit Agreement (subject to the terms and conditions hereof), the Borrower hereby acknowledges and agrees that, as of the date hereof and the Third Amendment Effective Date, and, in each case, after giving effect to the Transaction and the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim, or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Lenders under the Credit Agreement or any Credit Document.

9.         Release.  In consideration of the amendments contained herein, the Borrower hereby waives and releases each of the Lenders, the Agent and the Issuing Bank from any and all claims and defenses, known or unknown as of the date hereof and as of the Third Amendment Effective Date, with respect to the Credit Agreement and the other Credit Documents and the transactions contemplated thereby.

10.       Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts and transmitted by facsimile to the other parties, each of which when so executed and delivered by facsimile shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.  This Agreement may be executed by each party on separate copies, which copies, when combined so as to include the signatures of all parties, shall constitute a single counterpart of this Agreement.

11.       Fax or Other Transmission.  Delivery by one or more parties hereto of an executed counterpart of this Agreement via e-mail, facsimile, telecopy, or other electronic method of transmission pursuant to which the signature of such party can be seen (including, without limitation, Adobe Corporation’s Portable Document Format) shall have the same force and effect as the delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by facsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Agreement.

12.       Section References.  Section titles and references used in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

13.       Recitals Incorporated Herein.  The preamble and the recitals to this Agreement are hereby incorporated herein by this reference.

14.       Further Assurances.  The Borrower agrees to take such further actions as the Agent shall reasonably request in connection herewith to evidence the agreements herein contained.

15.       Severability.  Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

16.       Governing Law; Jury Trial; Submission to Jurisdiction.  This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York.  Sections 14.2 and 14.3 of the Credit Agreement shall apply as if set forth in full herein modified mutatis mutandis.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by its duly authorized officer as of the day and year first above written.

BORROWER:

TRANSMONTAIGNE OPERATING COMPANY L.P.

By:	TransMontaigne Operating GP L.L.C., its sole
general partner

By:
Name:
Title:

[TMP - Consent and Third Amendment to Third Amended and Restated Senior Secured Credit Facility]

AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Agent and as a Lender

By:
Name:
Title:

[TMP - Consent and Third Amendment to Third Amended and Restated Senior Secured Credit Facility]

SIGNATURE PAGE TO THE CONSENT AND THIRD AMENDMENT TO THIRD AMENDED AND RESTATED SENIOR SECURED CREDIT FACILITY, DATED AS OF THE DATE HEREOF, AMONG TRANSMONTAIGNE OPERATING COMPANY L.P., EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution:		,
as a Lender

By:
Name:
Title:

[If second signature block is necessary]

By:
Name:
Title:

[TMP - Consent and Third Amendment to Third Amended and Restated Senior Secured Credit Facility]

CONSENT AND REAFFIRMATION

June 1, 2019

Each of the undersigned (i) acknowledges receipt of the foregoing Consent and Third Amendment to Third Amended and Restated Senior Secured Credit Facility (the “Agreement”), (ii) consents to the execution and delivery of the Agreement by the parties thereto, and (iii) reaffirms all of its obligations and covenants under that certain Second Amended and Restated Full Recourse Guaranty Agreement, dated as of March 13, 2017 (as amended, restated, supplemented, or otherwise modified from time to time, the “Guaranty Agreement”), executed by it, or later joined by it, and agrees that none of such obligations and covenants shall be limited by the execution and delivery of the Agreement.

Each of the undersigned confirms and reaffirms, as of the date hereof, (a) its guarantee of the Obligations (including, without limitation, the increase in Revolving Credit Commitments) under the Guaranty Agreement, and (b) its grant of Liens on the Collateral to secure the Obligations (including, without limitation, the Obligations with respect to the increase in Revolving Credit Commitments) pursuant to the Security Documents.

As of the date hereof, each of the undersigned hereby represents and warrants that the representations and warranties of such Credit Party set forth in the Guaranty Agreement and the Security Agreement to which such Credit Party is a party, are true and correct in all material respects.

As of the date hereof, each of the undersigned hereby agrees to and acknowledges the language set forth in the new Section 14.27 of the Credit Agreement and further acknowledges that Section 14.27 of the Credit Agreement shall apply to all Credit Documents (including, without limitation, the Guaranty Agreement) as if set forth in full therein.

This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.  Capitalized terms used in this Consent and Reaffirmation without definition shall have the respective meanings ascribed thereto in the Agreement.

[Signature Pages Follow]

TRANSMONTAIGNE PARTNERS LLC, a Delaware limited liability company

By:
Name:
Title:

TRANSMONTAIGNE OPERATING COMPANY L.P., a Delaware limited partnership

By:	TransMontaigne Operating GP L.L.C., its sole general partner

By:
Name:
Title:

TRANSMONTAIGNE OPERATING GP L.L.C., a Delaware limited liability company

By:
Name:
Title:

TRANSMONTAIGNE TERMINALS L.L.C., a Delaware limited liability company

By:
Name:
Title:

RAZORBACK L.L.C., a Delaware limited liability company

[TMP - Consent and Reaffirmation]

By:
Name:
Title:

TPME L.L.C., a Delaware limited liability company

By:
Name:
Title:

TPSI TERMINALS L.L.C., a Delaware limited liability company

By:
Name:
Title:

TLP FINANCE CORP., a Delaware corporation

By:
Name:
Title:

TLP OPERATING FINANCE CORP., a Delaware corporation

By:
Name:
Title:

[TMP - Consent and Reaffirmation]